UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2021 (April 13, 2021)

GLOBAL SPAC PARTNERS CO.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40320	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2093 Philadelphia Pike #1968

Claymont, DE 19703

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 560 4753

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one subunit and one-half of one redeemable warrant	GLSPU	The Nasdaq Stock Market LLC

Subunits included as part of the units, each consisting of one Class A ordinary share, $.0001 par value, and one-quarter of one redeemable warrant	GLSPT	The Nasdaq Stock Market LLC

Redeemable warrants	GLSPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On April 13, 2021, the Company consummated its initial public offering (the “IPO”) of 16,000,000 units (the “Public Units”). Each Public Unit consisted of one subunit (the “Public Subunit”) and one-half of a redeemable warrant (the “Public Unit Warrant”). Each Public Subunit consists of one Class A ordinary share (the “Public Share”) and one-quarter of a redeemable warrant (the “Public Subunit Warrant”). Each whole warrant entitling the holder thereof to purchase one Class A ordinary share at a price of $11.50 per share. The Public Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $160,000,000. The Company paid the underwriters an underwriting discount of $3,200,000.

On April 13, 2021, simultaneously with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 675,000 units (the “Private Units”) to Global SPAC Sponsors LLC (“Sponsor”) and I-Bankers Securities, Inc (“I-Bankers”) at a purchase price of $10.00 per Private Unit, generating gross proceeds to the Company of $6,750,000.

As of April 13, 2021, a total of $161,750,000 of the proceeds from the IPO and Private Placement and the Sponsor’s advance payment was held in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company acting as trustee (“Trust”). The amount in the trust account as of April 13, 2021 also included an additional $150,000 to the Company in anticipation of purchasing additional Private Units in the event the underwriters exercise their over-allotment option.

The Company granted the underwriters a 45-day option from the date of the IPO to purchase up to an additional 2,400,000 Public Units to cover over-allotments. On April 14, 2021, the underwriters partially exercised the over-allotment option to purchase 750,000 Public Units. The Public Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $7,500,000. The Company paid the underwriters an underwriting discount of $150,000.

Simultaneously with the exercise of the over-allotment option, the Company completed the Private Placement of an aggregate of 22,500 Private Units to the Sponsor and I-Bankers, at a purchase price of $10.00 per Private Unit, generating gross proceeds to the Company of $225,000.

An audited balance sheet as of April 13, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Audited Balance Sheet as of April 13, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL SPAC PARTNERS CO.

	By:	/s/ Long Long
		Name:	Long Long
		Title:	Chief Financial Officer

Dated: May 14, 2021

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